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                       SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (date of earliest event reported): October 17, 2005

                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-26396                 65-0538630
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(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)


    8685 Northwest 53rd Terrace, Miami, Florida                     33166
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      (Address of principal executive offices)                     (Zip Code)

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Registrant's telephone number, including area code:            (305) 593-0770
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                                      None
           -----------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 17, 2005, Benihana Inc. and Juan C. Garcia entered into an amendment (the "Amendment") to Mr. Garcia's employment agreement dated September 1, 2003. Pursuant to the Amendment, effective June 20, 2005, Mr. Garcia will act as Benihana's Senior Vice President - Chief Operating Administrative Officer and his annual salary will be increased to $140,000. In addition, the Amendment extends Mr. Garcia's employment period through March 31, 2009.

The description of the Amendment is qualified in its entirety by reference to the copy of the Amendment filed as Exhibit 10.01 hereof, which is incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 10.01. Amendment No. 1 dated October 17, 2005 to Employment Agreement dated September 1, 2003 between Juan C. Garcia and Benihana Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               BENIHANA INC.


Dated: October 20, 2005                        By:  /s/ Michael R. Burris
                                                    ----------------------------
                                                    Michael R. Burris
                                                    Senior Vice President of
                                                    Finance and Treasurer